Dreyfus Variable Investment Fund, Limited Term High Income Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)


The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

           Dreyfus Variable Investment Fund, Limited Term High Income Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Limited Term High Income Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Roger King, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past six months have produced mixed results for fixed-income investors. That' s because economic growth has been stronger than many analysts expected, fueling fears that inflation pressures may re-emerge. Overseas economies that had been in recession -- including Japan and the rest of Asia -- appear to have begun to gain strength. The U.S. economy, which is now in its eighth year of expansion, has also grown more robustly than expected. In response, the Federal Reserve raised short-term interest rates modestly on June 30.

In this economic climate, U.S. Treasury securities declined, giving back all of the gains they achieved during their remarkable rally last summer and fall. Prices of other types of bonds fell less sharply or remained relatively unchanged when investors shifted assets back into market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided higher returns than U.S. Treasuries over the first half of 1999.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Limited Term High Income Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999




DISCUSSION OF PERFORMANCE

Roger King, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Limited Term High Income Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Variable Investment Fund, Limited Term High Income Portfolio achieved a total return of 0.20%.(1) This compares to a 2.49% return for the portfolio's benchmark, the Merrill Lynch High Yield Master II Index for the same period.(2)

Because of its restricted maturity and duration, we also gauge the portfolio's performance against a shorter-term measure: the Dreyfus Customized Limited Term High Yield Index, which produced a 3.22% return for the period.(3) This blended index is composed of four shorter-term sub-indices of the Merrill Lynch High Yield Master II.

We attribute the portfolio' s performance relative to the Merrill Lynch High Yield Master II Index to our risk management strategy. In order to reduce volatility, we reduced the average maturity of our holdings and improved the portfolio' s credit quality. However, the overall market' s strength was concentrated in lower rated issues and in bonds with longer maturities.

What is the portfolio's investment approach?

The portfolio seeks to maximize total return, consisting of capital appreciation and current income. In so doing, the portfolio invests in high yield fixed-income securities while looking to manage interest rate and credit risk by limiting the average effective portfolio maturity to four years or less and an average portfolio duration of 3.5 years or less. In most cases, shorter maturities can help reduce interest rate and credit risk.

We  normally invest most of the portfolio's assets in fixed-income securities of
below-investment-grade   credit   quality.   Issuers  of  below-investment-grade
securities   may   be   in   early  stages  of  development  or   The  Portfoli


DISCUSSION OF PERFORMANCE (CONTINUED)

may have highly leveraged balance sheets. To compensate the buyer for the greater risk, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis -- our projection of each issuer' s ability to meet its obligations as they become due. We buy debt from a range of different types of issuers. For example, new companies often must pay higher interest rates than more established firms. We also buy primarily "seasoned" bonds, which are issued by companies with an established track record, have been outstanding for a number of years, and now have a shorter time remaining until final maturity or projected retirement of the bond. We also seek out bonds that are convertible into the issuer's common stock, but which we believe probably will not be converted because the target
stock    price    is    not    likely    to    be    reached.

What other factors influenced the portfolio's performance?

When the reporting period began, fixed-income investors were concerned that economic weakness in overseas markets might reduce earnings growth for many U.S. companies, including issuers of high yield bonds. It quickly became apparent, however, that these fears were largely unfounded. In fact, the troubled economies of Japan and Southeast Asia appeared to strengthen, while economic growth in the U.S. showed few signs of abating.

In this environment, the high yield market recovered from the precipitous drop it experienced in mid to late 1998. In fact, high-yield bonds outperformed most other fixed-income market segments over the first three months of 1999. In addition, different segments of the high yield market recovered at different times. Near-investment-grade bonds recovered first, followed by defensive issues, including bonds of companies in industries seen to be resistant to recession. "Off-the-run" issues -- securities that are bought and sold infrequently -- rebounded next. Finally, the market's strength broadened to
market    segments    such    as    telecommunications    and    technology.


During May and June, investor sentiment shifted from concern that the economy might slow to fear that the economy might grow too quickly, awakening dormant inflation pressures. As a result of these inflation fears, the Federal Reserve Board increased short-term interest rates modestly on June 30. Accordingly, toward the end of the reporting period, investor interest in high yield bonds waned.

What is the portfolio's current strategy?

We have worked to position the portfolio in an effort to take better advantage of current market strengths and to protect the portfolio from a potential recurrence of market instability. In attempting to manage volatility, we have shortened the portfolio's effective maturity and duration. We have improved the credit quality of the issues in which we invest, moving to a focus on issues at the high single B/double B level. We continue to place our industry focus on more defensive sectors -- sectors that tend to do well in all economic environments -- such as gaming, entertainment and selected areas of financial services. These strategies are designed to help us provide high levels of current income, while limiting exposure to broader market risks.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC. -- THE MERRILL LYNCH HIGH-YIELD MASTER II INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING ALL DOMESTIC AND YANKEE HIGH-YIELD BONDS WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC. -- THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE MERRILL LYNCH HIGH-YIELD MASTER INDEX II. THESE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B", THE PORTFOLIO CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

                                                        The Portfolio

STATEMENT OF INVESTMENTS CONTINUED)

(STATEMENT OF INVESTMENTS



June 30, 1999 (Unaudited)

                                                                                         Principal
BONDS AND NOTES--89.8%                                                                   Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------
Aircraft & Aerospace--6.4%

Airplanes Pass-Through Trust,
   Pass-Through Ctfs.,
   Ser. 1, Cl. D, 10.875%, 2019                                                         3,000,000            2,997,900

AM General, Ser. B,
   Sr. Notes, 12.875%, 2002                                                               500,000              347,500

Atlantic Coast Airlines,
   Gtd. Pass Through Ctfs.,
   Ser. 1977-1D, 7.97%, 2000                                                               84,909  (a)          85,694

Burke Industries,
   Sr. Notes, 9.034%, 2007                                                                500,000  (b)         378,125

Midway Airlines,
   Pass-Through Ctfs.,
   Ser. 1998-1, Cl. D, 8.86%, 2003                                                      1,000,000  (a)         993,595

Sequa,
   Sr. Sub. Notes, 9.375%, 2003                                                           500,000              505,000

                                                                                                             5,307,814

Automotive--6.8%

Aetna Industries,
   Sr. Notes, 11.875%, 2006                                                             1,500,000            1,537,500

Collins & Aikman Products,
   Gtd. Sr. Sub. Notes, 11.5%, 2006                                                     2,500,000            2,525,000

Hayes Lemmerz International,
   Sr. Sub. Notes, 11%, 2006                                                            1,000,000            1,087,500

Penda, Ser. B,
   Sr. Notes, 10.75%, 2004                                                                500,000              492,500

                                                                                                             5,642,500

Broadcasting--4.4%

Azteca Holdings, S.A. de C.V.,
   Sr. Secured Notes, 11%, 2002                                                         1,000,000              855,000

Lin Holdings,
   Sr. Discount Notes, 10%, 2008                                                        1,000,000  (c)         665,000

Paxson Communications,
   Sr. Sub. Notes, 11.625%, 2002                                                        2,000,000            2,090,000

                                                                                                             3,610,000

Business Services--3.4%

Corporate Express,
   Conv. Sub. Notes, 4.5%, 2000                                                         3,000,000            2,797,500


                                                                                         Principal
BONDS AND NOTES (CONTINUED)                                                             Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Cable Television--3.4%

Diamond Cable Communications:
   Sr. Discount Notes, 13.25%, 2004                                                       750,000  (c)         781,875

   Sr. Discount Notes, 11.75%, 2005                                                     1,000,000  (c)         905,000

Digital Television Service/Capital, Ser. B,

   Sr. Sub. Notes, 12.5%, 2007                                                          1,000,000            1,103,750

                                                                                                             2,790,625

Casinos & Gaming--.6%

Players International,

   Sr. Notes, 10.875%, 2005                                                               500,000              528,750

Commercial Mortgage

Pass-Through Ctfs.--1.1%

GS Mortgage Securities II,

   Ser. 1999-FL2A, Cl. G, 7.094%, 2013                                                  1,000,000  (a,b)       929,844

Construction--1.5%

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                            2,000,000  (d)       1,210,000

Consumer--2.5%

BPC Holding, Ser. B,

   Sr. Secured Notes, 12.5%, 2006                                                         500,000              497,500

Sharp Do Brazil,

   Medium-Term Notes, 9.625%, 2000                                                      1,500,000  (e)         671,250

Sweetheart Cup,

   Gtd. Sr. Notes, 9.625%, 2000                                                           900,000              884,250

                                                                                                             2,053,000

Entertainment--2.8%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                                            3,000,000            2,295,000

Financial--1.9%

AmeriCredit,

   Sr. Notes, 9.25%, 2004                                                               1,000,000            1,011,250

Reliance Group Holdings,

   Sr. Sub. Deb., 9.75%, 2003                                                             500,000              518,125

                                                                                                             1,529,375

Food & Beverages--8.4%

Chiquita Brands International,

   Conv. Sub. Deb., 7%, 2001                                                              800,000              745,000

                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
                                                                                         Principal
BONDS AND NOTES (CONTINUED)                                                             Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                                                180,000              130,050

Pilgrims Pride,

   Sr. Sub. Notes, 10.875%, 2003                                                          500,000              512,500

Sun World International, Ser. B,

   First Mortgage, 11.25%, 2004                                                         5,230,000            5,517,650

                                                                                                             6,905,200

Forest Products--4.7%

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                                                         3,730,000            3,860,550

Health Care--.5%

Eye Care Centers of America,

  Floating Interest Rate Sub. Term

   Securities, 9.04%, 2008                                                                500,000  (b)         417,500

Industrial--1.2%

Applied Extrusion Technology, Ser. B,

   Sr. Notes, 11.5%, 2002                                                                 250,000              255,312

Atlantis Group,

   Sr. Notes, 11%, 2003                                                                   745,000              764,556

                                                                                                             1,019,868

Metals--14.2%

Kaiser Aluminum & Chemical,

   Sr. Notes, 9.875%, 2002                                                              2,000,000            2,030,000

Renco Metals,

   Sr. Notes, 11.5%, 2003                                                                 560,000              571,200

Republic Engineered Steels,

   First Mortgage , 9.875%, 2001                                                        8,499,000            8,860,208

Weirton Steel,

   Sr. Notes, 10.875%, 1999                                                               200,000              201,250

                                                                                                            11,662,658

Paper & Paper Related--1.2%

Stone Container,

   Sr. Sub. Deb., 12.75%, 2002 (Units)                                                  1,000,000  (b,f)     1,005,000

Real Estate--1.0%

Rockefeller Center Properties,

   Conv. Deb., 0%, 2000                                                                 1,000,000              805,000


                                                                                         Principal
BONDS AND NOTES (CONTINUED)                                                             Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

v
Retail--2.4%

Cafeteria Operators

  (Gtd. by Furrs/Bishops Specialty Group),

   Sr. Secured Notes, 12%, 2001                                                         1,000,000              996,250

K-Mart, Ser. D,

   Medium-Term Notes, 7.24%, 1999                                                       1,000,000            1,000,006

                                                                                                             1,996,256

Shipping--.6%

Eletson Holdings,

   First Pfd. Ship Mortgage, 9.25%, 2003                                                  500,000              471,875

Supermarkets--1.2%

Pathmark Stores,

   Discount Notes, 10.75%, 2003                                                         1,000,000  (c)         995,000

Telecommunications-Carriers--7.4%

Hermes Europe Railtel,

   Sr. Notes, 11.5%, 2007                                                               2,000,000            2,115,000

Intermedia Communications,

   Sr. Discount Notes, 12.5%, 2006                                                      1,500,000  (c)       1,245,000

MJD Communications,

   Floating Rate Notes, 9.248%, 2008                                                    1,000,000  (b)       1,003,750

Qwest Communications International, Ser. B,

   Sr. Notes, 10.875%, 2007                                                             1,500,000            1,691,250

                                                                                                             6,055,000

Textiles--.7%

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                500,000              482,500

Texfi Industries,

   Sr. Sub. Deb., 8.75%, 1999                                                             500,000  (d)         102,500

                                                                                                               585,000

Transportation--4.8%

MTL, Ser. B,

  Floating Interest Rate Sub. Term

   Securities, 9.954%, 2006                                                             2,000,000  (b)       1,910,000

Petro Stopping Centers/Financial,

   Sr. Notes, 10.5%, 2007                                                               1,000,000            1,055,000

                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                         Principal
BONDS AND NOTES (CONTINUED)                                                             Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Transportation (continued)

Union Pacific,

   Sub. Deb, 5.5%, 2033                                                                 1,315,000              962,663

                                                                                                             3,927,663

Wireless Communications--6.7%

Comunicacion Celular ,

   Sr. Discount Notes,14.125%, 2005                                                       500,000  (a,c)       303,125

Microcell Telecommunications, Ser. B,

   Sr. Discount Notes, 14%, 2006                                                        1,000,000  (c)         812,500

NEXTEL Communications,

   Sr. Discount Notes, 9.75%, 2004                                                      1,000,000            1,022,500

Orion Network Systems,

   Sr. Discount Notes, 12.5%, 2007                                                      4,500,000  (c)       2,497,500

WinStar Communications,

   Sr. Discount Notes, 14%, 2005                                                        1,000,000  (c)         880,000

                                                                                                             5,515,625

Total Bonds and Notes

   (cost $80,593,259)                                                                                       73,916,603


COMMON STOCKS--.0%                                                                         Shares            Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Entertainment

Discovery Zone (warrants)

   (cost $120,000)                                                                          2,000  (a,g)             2
-------------------------------------------------------------------------------------------------------------------------------


PREFERRED STOCKS--2.9%
-------------------------------------------------------------------------------------------------------------------------------

Broadcasting--1.9%

Spanish Broadcasting System, Ser. A,

   Cum., $142.50                                                                            1,414            1,534,190

Publishing--1.0%

Newscorp Overseas, Ser. A,

   Cum., $2.15625                                                                          32,600              817,038

Total Preferred Stocks

   (cost $2,373,075)                                                                                         2,351,228


                                                                                       Principal
SHORT-TERM INVESTMENTS--5.9%                                                           Amount ($)             Value ($)
-------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency;

Federal Farm Credit Bank,

  4.5%, 7/1/1999

   (cost $4,895,000)                                                                    4,895,000            4,895,000
-------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $87,981,334)                                                        98.6%           81,162,833

Cash and Receivables (Net)                                                                   1.4%            1,159,841

Net Assets                                                                                 100.0%           82,322,674

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 1999,
THESE SECURITIES AMOUNTED TO $2,312,260 OR 2.8% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(D)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(E)  REFLECTS DATE THE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION: THE STATED
MATURITY IS 10/30/2005.

(F)  WITH SUPPLEMENTAL INTEREST CERTIFICATES ATTACHED.

(G)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                            Cost ($)      Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  87,981,334  81,162,833

Interest receivable                                                   1,770,568

Prepaid expenses and other assets                                         9,288

                                                                     82,942,689
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            44,448

Cash overdraft due to Custodian                                          40,212

Payable for investment securities purchased                             516,365

Interest payable--Note 2                                                  3,262

Accrued expenses                                                         15,728

                                                                        620,015
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       82,322,674
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      93,848,489

Accumulated undistributed investment income--net                        120,207

Accumulated net realized gain (loss) on investments                  (4,827,521)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (6,818,501)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       82,322,674
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
  shares of Beneficial Interest authorized)                           7,340,986

NET ASSET VALUE, offering and redemption price per share ($)              11.21

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


--------------------------------------------------------------------------------

Investment Income ($):

INTEREST INCOME                                                       4,811,861

EXPENSES:

Investment advisory fee-Note 3(a)                                      269,867

Interest expense-Note 2                                                 49,687

Professional fees                                                       17,252

Prospectus and shareholder's reports                                     6,617

Custodian fees--Note 3(a)                                                3,666

Trustee's fees and expenses-Note 3(b)                                      574

Registration fees                                                          315

Shareholder servicing costs                                                125

Miscellaneous                                                            4,159

TOTAL EXPENSES                                                         352,262

Investment Income--Net                                               4,459,599
-------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments-Note 4 ($):

Net realized gain (loss) on investments                             (4,295,841)

Net unrealized appreciation (depreciation) on investments               91,927

Net Realized and Unrealized Gain (Loss) on Investments              (4,203,914)

Net Increase in Net Assets Resulting from Operations                   255,685

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS


                                             Six Months Ended
                                                June 30, 1999         Year Ended
                                                  (Unaudited)  December 31, 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              4,459,599        6,174,286

Net realized gain (loss) on investments            (4,295,841)        (536,867)

Net unrealized appreciation (depreciation)
   on investments                                      91,927       (6,905,509)

Net Increase (Decrease) in Net Assets

   Resulting from Operations                          255,685       (1,268,090)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                             (4,420,732)      (6,120,447)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                      12,560,927       61,513,865

Dividends reinvested                                4,420,732        6,120,210

Cost of shares redeemed                           (13,912,375)      (8,281,472)

Increase (Decrease) in Net Assets from

   Beneficial Interest Transactions                 3,069,284       59,352,603

Total Increase (Decrease) in Net Assets            (1,095,763)      51,964,066
--------------------------------------------------------------------------------

Net Assets ($):

Beginning of Period                                83,418,437     31,454,371

End of Period                                      82,322,674     83,418,437

Undistributed investment income-net                   120,207         81,340
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                         1,082,327      4,799,002

Shares issued for dividends reinvested                392,654        496,410

Shares redeemed                                    (1,205,670)      (665,555)
--------------------------------------------------------------------------------

Net Increase (Decrease) in SHARES OUTSTANDING         269,311      4,629,857

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                     Six Months Ended
                                                                       June 30, 1999            Year Ended December 31,
                                                                                                  -------------------
                                                                        (Unaudited)              1998            1997(a)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                          11.80             12.88              12.50

Investment Operations:

Investment income--net                                                          .61              1.14                .78

Net realized and unrealized
   gain (loss) on investments                                                  (.59)            (1.08)               .41

Total from Investment Operations                                                .02               .06               1.19

Distributions:

Dividends from investment income--net                                          (.61)            (1.14)              (.77)

Dividends from net realized gain on investments                                  --                --               (.04)

Total Distributions                                                            (.61)            (1.14)              (.81)

Net asset value, end of period                                                11.21             11.80              12.88
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                .40(b)            .29              14.27(b)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                               .73(b)            .77                .89(b)

Ratio of interest expense to average net assets                                 .12(b)            .32                .20(b)

Ratio of net investment income to average
   net assets                                                                 10.74(b)          10.10              10.27(b)

Decrease reflected in above expense ratios due to
   undertakings by The Dreyfus Corporation                                       --                --                .05(b)

Portfolio Turnover Rate                                                       25.93(c)          50.18              37.98(c)
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Net Assets, end of period ($ x 1,000)                                        82,323            83,418             31,454

(A) FROM APRIL 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Limited Term High Income Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is diversified. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized
cost,    which    approximates    value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $5,910 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $454,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized secu


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

rities losses from November 1, 1998 through December 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The  average daily amount of borrowings outstanding during the period ended June
30,   1999  was  approximately  $1,929,600,  with  a  related  weighted  average annualized interest rate of 5.19%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 1999 through June 30, 1999 to reduce the management fee paid by the portfolio, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses to the extent that such expenses exceeded an annual rate of 1% of the value of the portfolio's average daily net assets. No expense reimbursement was required for the period ended June 30, 1999.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $3,666 pursuant to the custody agreement.


(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $21,192,300 and $20,707,140, respectively.

At June 30, 1999, accumulated net unrealized depreciation on investments was $6,818,501, consisting of $203,370 gross unrealized appreciation and $7,021,871 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Variable  Investment Fund,

                        Limited Term

                        High Income Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

              (c) 1999, Dreyfus Service Corporation                    156SA996